Bedford Curry & Co.
Chartered Accountants
#801 – 1281 West Georgia Street
Vancouver, BC, V6E 3J7
Canada

January 10, 2003

U.S. Securities & Exchange Commission
Division of Corporate Finance
450 Fifth Street, N.W.
Washington, D.C. 20549

Sovereign Chief Ventures Ltd. - Form 20-F

Dear Sir/ Madame:

As Canadian Chartered Accountants, we hereby consent to the inclusion or incorporation by reference in this Form 20-F dated December 19, 2002, of our report dated May 14, 2002 to the Shareholders of Sovereign Chief Ventures Ltd. for the years ended December 31, 2001, 2000, and 1999.

Yours truly,

/s/ Bedford Curry & Co.

Bedford Curry & Co.
Chartered Accountants